608, 1199 West Pender Street
Vancouver, BC V6E 2R1
Tel: (604) 687-0300 Fax: (604) 687-0151
www.passportpotash.com

PASSPORT POTASH INC.

(TSX.V - PPI)

Passport Potash Permitting Update

    Has Completed Pre-application Meeting with ADEQ

    Has engaged the services of international environmental consulting firm

VANCOUVER, BRITISH COLUMBIA--(Marketwire - June 19, 2013) - Passport Potash Inc. ("Passport" or the "Company") (TSX-V: PPI) (OTCQX: PPRTF) is pleased to announce that it has completed a pre-application meeting with the Air Quality Division of the Arizona Department of Environmental Quality ("ADEQ") regarding the air quality control permit (the "Permit") for its Holbrook Basin potash project. In the meeting the necessary components of the application submittal for the Permit were identified.

To aid in the permitting process, Passport has engaged Trinity Consultants ("Trinity"), an international environmental consulting firm focused on air quality services, to assist in acquiring the Permit. Trinity has completed over 5,000 air quality projects in the last 10 years, including over 150 mining projects in the last 5 years. Trinity is recognized nationally and internationally for its skills in formulating and conducting dispersion modeling studies to support permit applications. Trinity will aid Passport in: developing emission calculations; analyzing State and Federal regulatory applicability; performing modeling analysis; developing Permit application forms and graphics; developing the Permit application package; submitting the application to ADEQ; and support Passport at the ADEQ administrative completeness review meeting. It is expected that the application will be completed within approximately 2 months.

"We are excited to have Trinity on the team", said Joshua Bleak, Passport's President and CEO. "We are confident that Trinity's history of developing Permit applications that are strategically crafted for maximum flexibility, together with their history of negotiations with regulatory agencies, will translate into a streamlined permitting process. It is our hope to have our air Permit in hand early in 2014."

About the Holbrook Potash Project

Passport Potash Inc. is a publicly traded corporation engaged in the exploration and development of advanced potash properties with its major focus on a previously explored potash property in Arizona. Passport has acquired a strategic position in the Holbrook Basin with land holdings encompassing over 127,000 acres.  Passport has also entered into a joint exploration agreement with the Hopi Indian Tribe to work toward developing about 13,000 acres of contiguous privately held Hopi land.

On behalf of the Board of Directors

PASSPORT POTASH INC.

Joshua Bleak, President

Neither TSX Venture Exchange nor its Regulation Services Provider (as that term is defined in the policies of the TSX Venture Exchange) accepts responsibility for the adequacy or accuracy of this release.

Contact:
Passport Potash Inc.
Peter J. Kletas
Manager of Corporate Development
866-999-6251-Toll Free
peter@passportpotash.com

Passport Potash Inc.
Clive Mostert
Corporate Communications
780-920-5044
cmostert@passportpotash.com
www.passportpotash.com

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